Fees Summary	Sep. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000
Previously Paid Amount	5,389,632.44
Total Fee Amount	147,600
Total Offset Amount	0
Net Fee	$ 0